UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 14, 2020

Western Asset Premier Bond Fund

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction

of Incorporation)

811-10603	36-3768815
(Commission File Number)	(IRS Employer Identification No.)

100 International Drive, Baltimore, MD	21202
(Address of Principal Executive Offices)	(Zip Code)

(888) 777-0102

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	WEA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Effective April 14, 2020, the Board of Trustees of the Western Asset Premier Bond Fund (the “Fund”) amended the Fund’s amended and restated bylaws (the “Bylaws”) to include a new Article 10, Section 10.6 that clarifies the process for holding a meeting of shareholders of the Fund by means of remote communication. The Fund hereby furnishes the information in Exhibit 99.1, its Bylaws, which have been revised to add Article 10, Section 10.6.

The information disclosed under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibit

99.1	Amended and Restated Bylaws of the Fund, dated April 14, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Premier Bond Fund

Date: April 15, 2020	By:	/s/ Jane E. Trust
	Name:	Jane E. Trust
	Title:	Trustee, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Bylaws of the Fund, dated April 14, 2020.